UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 22, 2020 (April 22, 2020)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way		07054
Parsippany,	NJ

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(973)	496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CAR	The NASDAQ Global Select Market
Common Stock Purchase Rights	N/A	The NASDAQ Global Select Market
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2020, we provided preliminary first quarter 2020 results and an update on April trends. A copy of the press release making this announcement is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events.

We are providing the following supplement risk factors, which should be read in conjunction with the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019.

COVID-19 has disrupted, and may continue to disrupt, our business and financial performance.

The outbreak of COVID-19 to multiple countries across the globe, including North America, Europe and Asia, has adversely impacted the U.S., U.K. and global economy. We have experienced disruptions to our business thus far from COVID-19, and the pandemic continues to spread in most of our markets. Governmental authorities are taking increasingly severe countermeasures to slow the outbreak, including a number of shelter-in-place orders and large-scale restrictions on travel. The pandemic is a highly fluid and rapidly evolving situation and we cannot anticipate with any certainty the length, scope or severity of such restrictions in each of the jurisdictions that we operate.

The full impact that COVID-19 will have on our business cannot be predicted at this time due to numerous uncertainties, including the ultimate geographic spread of the disease, the duration and severity of the outbreak, travel restrictions and business closures, the effectiveness of actions taken to contain the disease, the length of time it takes for rental volume and pricing to return and normal economic and operating conditions to resume, and other unintended consequences. This impact could include changes in customer demand; our relationship with, and the financial and operational capacities of, vehicle manufacturers and other suppliers; the used car market; risks associated with our indebtedness (including available borrowing capacity and ability to refinance indebtedness on favorable terms, among other things); the adequacy of our cash flow and earnings and other conditions which may affect our liquidity; and disruptions to our technology network and other critical systems, including our dealer management systems and software or other facilities or equipment.

Our business is generally subject to and impacted by, international, national and local economic conditions and travel demands. We do not expect economic and operating conditions for our business to improve until consumers are once again willing and able to travel. This may not occur until well after the broader global economy begins to improve. Additionally, our business is also dependent on consumer sentiment and discretionary spending patterns. Current economic forecasts predict significant increases in unemployment in the United States and other regions due to the adoption of social distancing and other policies to slow the spread of the virus, which are likely to have a negative impact on consumer discretionary spending, including in the mobility industry. Even when economic and operating conditions for our business improve, we cannot predict the long-term effects of the pandemic on our business or the mobility industry as a whole. If the mobility industry is fundamentally changed by the COVID-19 outbreak in ways that are detrimental to our operating model, our business may continue to be adversely affected even as the broader global economy recovers.

To date we have incurred, and expect to continue to incur, increased costs related to COVID-19, such as procurement of overflow parking for our idle vehicles and costs associated with sanitizing our vehicles and facilities. In addition, the industry may be subject to enhanced health and hygiene requirements in attempts to counteract future outbreaks, which requirements may increase our costs and take a significant amount of time to implement across our global operations.

The COVID-19 outbreak has also caused us to reduce and furlough employees in order to right size our business for vehicle rental demand by reducing operating costs. These actions could create risks, including but not limited to, our ability to manage the size of our workforce given uncertain future demand.

We believe that business disruption relating to the COVID-19 pandemic will continue to negatively impact the global economy and may materially affect our businesses as outlined above, all of which would adversely impact our business and results of operations. To the extent that the COVID-19 outbreak continues to adversely affect our business and financial performance, it may also have the effect of heightening many of the other risks identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, such as those relating to our substantial amount of outstanding indebtedness.

We may not realize any or all of our estimated cost savings, which may have a negative effect on our results of operations.

We have identified several areas that present opportunities for cost savings and efficiencies to potentially improve our results of operations while our business is being impacted by the COVID-19 crisis, including improved working capital management and other initiatives, such as initiatives related to reductions in fleet, staffing and compensation expense. The potential cost savings that have been estimated based on these opportunities are based on a number of assumptions and expectations which, if achieved, would improve our profitability and cash flows from operating activities. However, there can be no assurance that the expected results will be achieved. These and any future spend reductions, if any, may also negatively impact our other initiatives or our efforts to grow our business in a recovery, which may negatively impact our future results of operations and increase the burden on existing management, systems and resources. In addition, these cost savings may be negated or offset by unexpected or increased costs, including as a result of declining prices in the used car market, which could impact the contribution of our fleet reduction initiatives.

We are dependent on a functioning used vehicle market and highly exposed to residual value risk in the event that vehicle prices decline, which may both be exacerbated by COVID-19.

We dispose of a significant number of vehicles in the used car market, including at wholesale automotive auctions, through sales to vehicle dealers, and directly to consumers. The COVID-19 crisis has effectively closed many of the automotive auctions and vehicle dealerships across the globe, as well as retail locations that we operate directly. Additionally, unprecedented increases in unemployment rates may severely impact vehicle demand from consumers and increase the number of loan and lease defaults, leading to repossessions which are typically sold by lenders in the wholesale market. Further, car manufacturers may increase incentives to stimulate new vehicle sales, which may depress used vehicle values. In the event of a sustained revenue decline, we would attempt to further reduce the size of our global vehicle fleet. In such event, our competitors may likely also be attempting to sell vehicles. This confluence of events may lead to sharp and sustained declines in vehicle residual values, which may require increased compliance payments pursuant to our ABS securitization facility. In the event of extreme declines in residual values, the sale of vehicle inventory might result in no incremental recovery of our equity capital or even the requirement to fund additional capital to dispose of vehicles, or to choose to continue to idle the vehicle fleet until demand or market values recover, which cannot be assured. The foregoing factors could have a material adverse impact on our business, financial position and results of operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release dated April 22, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Cathleen DeGenova
Cathleen DeGenova Vice President and Chief Accounting Officer
Date: April 22, 2020